UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2006
CN Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-100460	52-1954386
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7401 Ritchie Highway
Glen Burnie, Maryland	21061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410-760-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 SFR 240.14d-2 (b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4 (c))

ITEM 7.01. REGULATION FD DISCLOSURE

In December 2005, the Board of Directors declared a quarterly cash dividend of $.05 per share and a bonus cash dividend of $.05 per share. The dividends were payable to stockholders of record on December 31, 2005. These dividends were distributed to stockholders along with a letter on January 13, 2006. A copy of the letter to stockholders is attached as Exhibit 99.1 to this report and is furnished pursuant to Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	(99.1) Letter to stockholders dated January 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CN BANCORP, INC.

Date: January 13, 2006	By:/s/ Michael T. Storm
Michael T. Storm, Chief Financial Officer

EXHIBIT INDEX

99.1	Stockholder letter dated January 13,2006